SCUDDER
                                                                     INVESTMENTS

Important Notice Regarding Change
in Investment Policy

Small/Aggressive Growth II

Scudder Mid Cap Fund

Supplement to the currently effective Prospectus

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Effective on or about August 20, 2004, Scudder Mid Cap Fund will change its name to Scudder Mid Cap Growth Fund.

Effective on or about August 20, 2004, the fund's 80% investment policy will be changed as follows:

The fund's current investment policy states that, under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid Cap 400 Index or securities with equity characteristics that provide exposure to those companies. This policy will be revised as follows: Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the Russell Mid Cap Growth Index or securities with equity characteristics that provide exposure to those companies. The fund will provide shareholders with at least 60 days' notice prior to making any changes to this revised 80% investment policy.

The following supplements the information in the currently effective Class A, B, C, R, Investment Class and Institutional Class prospectuses of Scudder Mid Cap
Fund:

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Average Annual Total Returns (%) as of 12/31/2003
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                                        1 Year        5 Years        10 Years
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Index 2 (reflects no deductions         42.71           2.01           9.40
for fees, expenses or taxes)
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Index 2: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.*

* Effective on or about August 20, 2004, the Russell Mid Cap Growth Index will replace the S&P Mid Cap 400 Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the Russell Mid Cap Growth Index as it more accurately reflects the fund's investment strategy.

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June 11, 2004
SSAGF2-3600